UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	September 8, 2015

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Due to The Procter & Gamble Company's (the “Company” or "P&G")  planned exit from certain Beauty businesses including the salon professional, fine fragrances, cosmetics and retail hair colorants categories, along with select hairstyling brands, effective July 1, 2015, the Company is reporting the results of these businesses as discontinued operations.   This informational Form 8-K provides revised historical Segment and Consolidated earnings information, along with selected financial information tables, for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, as well as for the fiscal year ended June 30, 2015, reflecting the above changes.  This informational Form 8-K in no way revises or restates the previously filed Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Shareholders' Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Fiscal Year 2016 Changes
On July 9, 2015, the Company announced the signing of a definitive agreement with Coty, Inc. to divest four product categories, along with select hairstyling brands. While the ultimate form of the transaction has not yet been decided, the Company’s current preference is for a Reverse Morris Trust split-off transaction in which P&G shareholders could elect to participate in an exchange offer to exchange P&G shares for Coty shares.

The transaction includes P&G’s global salon professional hair care and color, retail hair color, cosmetics and fine fragrance categories, along with select hair styling brands, all of which have historically been part of the Company's Beauty, Hair and Personal Care reportable segment. The Company expects to complete this transaction by the end of calendar year 2016. In accordance with applicable accounting guidance for the disposal of long-lived assets, the results of the affected businesses will be reported as discontinued operations beginning with fiscal year 2015-2016 reported results and, as such, will be excluded from both continuing operations and segment results. Additionally, the balance sheet positions for the affected businesses as of September 30, 2015 will be presented as held for sale in the Consolidated Balance Sheet.

The above changes will be reflected in the consolidated financial statements and segment reporting beginning in the first quarter (July - September period) of fiscal year 2015-2016, starting with the Form 10-Q that will be issued for the three-month period ending September 30, 2015.  Reporting changes for the above items will be reflected for all historical periods presented.   In advance of the Form 10-Q filing, this document provides revised sales and earnings information for the affected segments and Consolidated Earnings information for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, as well as for the fiscal year ended June 30, 2015.

This 8-K is furnished pursuant to Item 7.01 “Regulation FD Disclosure”.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Fiscal Year Ended June 30, 2015
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$18,135	$3,379	$2,584	$12,608	$2,895	$2,181
Grooming	7,441	2,374	1,787	7,441	2,374	1,787
Health Care	7,713	1,700	1,167	7,713	1,700	1,167
Fabric Care and Home Care	22,277	4,061	2,635	22,274	4,059	2,634
Baby, Feminine and Family Care	20,247	4,317	2,938	20,247	4,317	2,938
Corporate	466	(3,985)	(2,181)	466	(4,333)	(2,420)
Total Company	$76,279	$11,846	$8,930	$70,749	$11,012	$8,287

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended June 30, 2015
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$4,144	$670	$495	$2,907	$611	$454
Grooming	1,692	437	321	1,692	437	321
Health Care	1,705	265	173	1,705	265	173
Fabric Care and Home Care	5,321	960	616	5,321	960	616
Baby, Feminine and Family Care	4,818	987	662	4,818	987	662
Corporate	110	(2,050)	(1,627)	110	(2,195)	(1,730)
Total Company	$17,790	$1,269	$640	$16,553	$1,065	$496

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended March 31, 2015
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$4,172	$694	$516	$2,961	$642	$481
Grooming	1,801	603	456	1,801	603	456
Health Care	1,909	462	303	1,909	462	303
Fabric Care and Home Care	5,248	937	594	5,248	937	594
Baby, Feminine and Family Care	4,890	1,011	691	4,890	1,011	691
Corporate	122	(630)	(85)	121	(687)	(124)
Total Company	$18,142	$3,077	$2,475	$16,930	$2,968	$2,401

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended December 31, 2014
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$4,962	$1,089	$863	$3,297	$792	$607
Grooming	2,007	713	544	2,007	713	544
Health Care	2,088	514	369	2,088	514	369
Fabric Care and Home Care	5,775	1,083	706	5,773	1,081	705
Baby, Feminine and Family Care	5,217	1,117	760	5,217	1,117	760
Corporate	112	(676)	(267)	113	(745)	(311)
Total Company	$20,161	$3,840	$2,975	$18,495	$3,472	$2,674

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended September 30, 2014
	As Reported*			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$4,857	$926	$710	$3,443	$850	$639
Grooming	1,941	621	466	1,941	621	466
Health Care	2,011	459	322	2,011	459	322
Fabric Care and Home Care	5,933	1,081	719	5,932	1,081	719
Baby, Feminine and Family Care	5,322	1,202	825	5,322	1,202	825
Corporate	122	(629)	(202)	122	(706)	(255)
Total Company	$20,186	$3,660	$2,840	$18,771	$3,507	$2,716
*On form 8-K, furnished December 22, 2014.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Fiscal Year Ended June 30, 2015
	As Reported	Revised
NET SALES	$76,279	$70,749
COST OF PRODUCTS SOLD	38,876	37,056
GROSS PROFIT	37,403	33,693
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	23,585	20,616
VENEZUELA DECONSOLIDATION CHARGE	2,028	2,028
OPERATING INCOME	11,790	11,049
INTEREST EXPENSE	626	626
INTEREST INCOME	151	149
OTHER NON-OPERATING INCOME, NET	531	440
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11,846	11,012
INCOME TAXES	2,916	2,725
NET EARNINGS FROM CONTINUING OPERATIONS	8,930	8,287
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(1,786)	(1,143)
NET EARNINGS	7,144	7,144
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	108	108
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$7,036	$7,036

EFFECTIVE TAX RATE	24.6%	24.7%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$3.16	$2.92
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.66)	$(0.42)
BASIC NET EARNINGS PER COMMON SHARE	$2.50	$2.50
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$3.06	$2.84
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.62)	$(0.40)
DILUTED NET EARNINGS PER COMMON SHARE	$2.44	$2.44

DIVIDENDS PER COMMON SHARE	$2.590	$2.590
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,883.6	2,833.6
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended June 30, 2015
	As Reported	Revised
NET SALES	$17,790	$16,553
COST OF PRODUCTS SOLD	9,257	8,837
GROSS PROFIT	8,533	7,716
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	5,575	4,876
VENEZUELA DECONSOLIDATION CHARGE	2,028	2,028
OPERATING INCOME	930	812
INTEREST EXPENSE	147	148
INTEREST INCOME	48	46
OTHER NON-OPERATING INCOME, NET	438	355
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,269	1,065
INCOME TAXES	629	569
NET EARNINGS FROM CONTINUING OPERATIONS	640	496
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(102)	42
NET EARNINGS	538	538
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	17	17
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$521	$521

EFFECTIVE TAX RATE	49.6%	53.4%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.21	$0.15
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.04)	$0.02
BASIC NET EARNINGS PER COMMON SHARE	$0.17	$0.17
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.22	$0.17
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.04)	$0.01
DILUTED NET EARNINGS PER COMMON SHARE	$0.18	$0.18

DIVIDENDS PER COMMON SHARE	$0.663	$0.663
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,878.5	2,878.5
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended March 31, 2015
	As Reported	Revised
NET SALES	$18,142	$16,930
COST OF PRODUCTS SOLD	9,327	8,927
GROSS PROFIT	8,815	8,003
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	5,680	4,978
OPERATING INCOME	3,135	3,025
INTEREST EXPENSE	149	148
INTEREST INCOME	38	38
OTHER NON-OPERATING INCOME, NET	53	53
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,077	2,968
INCOME TAXES	602	567
NET EARNINGS FROM CONTINUING OPERATIONS	2,475	2,401
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(287)	(213)
NET EARNINGS	2,188	2,188
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	35	35
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,153	$2,153

EFFECTIVE TAX RATE	19.6%	19.1%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.88	$0.85
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.11)	$(0.08)
BASIC NET EARNINGS PER COMMON SHARE	$0.77	$0.77
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.85	$0.82
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.10)	$(0.07)
DILUTED NET EARNINGS PER COMMON SHARE	$0.75	$0.75

DIVIDENDS PER COMMON SHARE	$0.644	$0.644
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,882.5	2,882.5
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended December 31, 2014
	As Reported	Revised
NET SALES	$20,161	$18,495
COST OF PRODUCTS SOLD	10,083	9,558
GROSS PROFIT	10,078	8,937
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,131	5,358
OPERATING INCOME	3,947	3,579
INTEREST EXPENSE	160	160
INTEREST INCOME	34	34
OTHER NON-OPERATING INCOME, NET	19	19
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,840	3,472
INCOME TAXES	865	798
NET EARNINGS FROM CONTINUING OPERATIONS	2,975	2,674
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(577)	(276)
NET EARNINGS	2,398	2,398
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	26	26
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,372	$2,372

EFFECTIVE TAX RATE	22.5%	23.0%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$1.06	$0.95
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.21)	$(0.10)
BASIC NET EARNINGS PER COMMON SHARE	$0.85	$0.85
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$1.02	$0.92
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.20)	$(0.10)
DILUTED NET EARNINGS PER COMMON SHARE	$0.82	$0.82

DIVIDENDS PER COMMON SHARE	$0.644	$0.644
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,885.2	2,885.2
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended September 30, 2014
	As Reported*	Revised
NET SALES	$20,186	$18,771
COST OF PRODUCTS SOLD	10,209	9,734
GROSS PROFIT	9,977	9,037
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,199	5,404
OPERATING INCOME	3,778	3,633
INTEREST EXPENSE	170	170
INTEREST INCOME	31	31
OTHER NON-OPERATING INCOME, NET	21	13
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,660	3,507
INCOME TAXES	820	791
NET EARNINGS FROM CONTINUING OPERATIONS	2,840	2,716
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(820)	(696)
NET EARNINGS	2,020	2,020
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	30	30
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$1,990	$1,990

EFFECTIVE TAX RATE	22.4%	22.6%

BASIC NET EARNINGS PER COMMON SHARE**:
EARNINGS FROM CONTINUING OPERATIONS	$1.01	$0.97
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.30)	$(0.26)
BASIC NET EARNINGS PER COMMON SHARE	$0.71	$0.71
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.97	$0.93
EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	$(0.28)	$(0.24)
DILUTED NET EARNINGS PER COMMON SHARE	$0.69	$0.69

DIVIDENDS PER COMMON SHARE	$0.644	$0.644
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,888.0	2,888.0
*On form 8-K, furnished December 22, 2014.
**Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

Exhibit 1: Selected Revised Financial Information and Non-GAAP Measures
The following tables provide selected non-GAAP financial information revised for the impact of accounting for the affected Beauty businesses as discontinued operations. In accordance with the SEC's Regulation G, definitions of the non-GAAP measures presented with the selected revised financial information are provided below and the reconciliation to the most closely related revised GAAP measure are provided within the following tables.

The Core earnings measures included in the following reconciliation tables refer to the equivalent revised GAAP measures adjusted as applicable for the following items:

•	charge in 2015 related to the deconsolidation of our Venezuelan subsidiaries,

•	charges for incremental restructuring due to increased focus on productivity and cost savings,

•	charges for balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela prior to deconsolidation, and

•	charges for certain European legal matters.

We do not view these items to be part of our sustainable results. We believe that these Core measures provide an important perspective of underlying business trends and results and provide a more comparable measure of year-on-year earnings per share growth. Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

Core EPS and Currency-neutral Core EPS: Core EPS is a measure of the Company's revised diluted net earnings per share from continuing operations adjusted as indicated.

Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. We believe the Currency-neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth. The tables below provide a reconciliation of revised diluted net earnings per share to Core EPS and of Core EPS to Currency-neutral Core EPS.

Core Operating Profit Margin: This is a measure of the Company's revised operating margin adjusted for items as indicated.

Core Gross Margin: This is a measure of the Company's revised gross margin adjusted for items as indicated.

Core Selling, General and Administrative Expense (SG&A) as a percentage of sales: This is a measure of the Company's revised SG&A as a percentage of sales adjusted for items as indicated.

Core Tax Rate: This is a measure of the Company's revised tax rate on continuing operations adjusted for items as indicated.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Fiscal Year Ended June 30, 2015
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	70,749	—	—	—	—	—	—	70,749
COST OF PRODUCTS SOLD	37,056	—	(518)	—	—	—	(1)	36,537
GROSS PROFIT	33,693	—	518	—	—	—	1	34,212
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	20,616	—	(103)	(138)		(28)	1	20,348
VENEZUELA DECONSOLIDATION CHARGE	2,028	—	—	—	(2,028)	—	—	—
OPERATING INCOME	11,049	—	621	138	2,028	28	—	13,864
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	11,012	—	621	138	2,028	28	—	13,827
INCOME TAX ON CONTINUING OPERATIONS	2,725	—	145	34	(24)	—	(1)	2,879
NET EARNINGS FROM CONTINUING OPERATIONS	8,287	—	476	104	2,052	28	1	10,948
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(1,143)	1,143	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	108	—	—	—	—	—	—	108
NET EARNINGS ATTRIBUTABLE TO P&G	7,036	1,143	476	104	2,052	28	1	10,840
GROSS MARGIN	47.6%	—%	0.7%	—%	—%	—%	0.1%	48.4%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.1%	—%	(0.1)%	(0.2)%	—%	—%	—%	28.8%
OPERATING PROFIT MARGIN	15.6%	—%	0.9%	0.2%	2.9%	—%	—%	19.6%
EFFECTIVE TAX RATE	24.7%	—%	0.1%	—%	(4.0)%	—%	—%	20.8%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	2.84	—	0.17	0.04	0.71	0.01	(0.01)	3.76
					LESS: CURRENCY IMPACT TO EARNINGS			0.52
					CURRENCY-NEUTRAL CORE EPS			4.28

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	50	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	60	BPS
CORE OPERATING PROFIT MARGIN	(10)	BPS
CORE EFFECTIVE TAX RATE	10	BPS
CORE EPS	(2)%
CURRENCY-NEUTRAL CORE EPS	11%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Fiscal Year Ended June 30, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	74,401	—	—	—	—	—	—	74,401
COST OF PRODUCTS SOLD	39,030	—	(301)	—	—	—	—	38,729
GROSS PROFIT	35,371	—	301	—	—	—	—	35,672
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	21,461	—	(87)	(298)	—	(63)	(1)	21,012
VENEZUELA DECONSOLIDATION CHARGE	—	—	—	—	—	—	—	—
OPERATING INCOME	13,910	—	388	298	—	63	1	14,660
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	13,509	—	388	298	—	63	—	14,258
INCOME TAX ON CONTINUING OPERATIONS	2,851	—	76	23	—	—	(1)	2,949
NET EARNINGS FROM CONTINUING OPERATIONS	10,658	—	312	275	—	63	1	11,309
NET EARNINGS FROM DISCONTINUED OPERATIONS	1,127	(1,127)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	142	—	—	—	—	—	—	142
NET EARNINGS ATTRIBUTABLE TO P&G	11,643	(1,127)	312	275	—	63	1	11,167
GROSS MARGIN	47.5%	—%	0.4%	—%	—%	—%	—%	47.9%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.8%	—%	(0.1)%	(0.4)%	—%	(0.1)%	—%	28.2%
OPERATING PROFIT MARGIN	18.7%	—%	0.5%	0.4%	—%	0.1%	—%	19.7%
EFFECTIVE TAX RATE	21.1%	—%	—%	(0.3)%	—%	(0.1)%	—%	20.7%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	3.63	—	0.11	0.09	—	0.02	—	3.85

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Three Months Ended June 30, 2015
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	16,553	—	—	—	—	—	—	16,553
COST OF PRODUCTS SOLD	8,837	—	(199)	—	—	—	—	8,638
GROSS PROFIT	7,716	—	199	—	—	—	—	7,915
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,876	—	(37)	—		16	—	4,855
VENEZUELA DECONSOLIDATION CHARGE	2,028	—	—	—	(2,028)	—	—	—
OPERATING INCOME	812	—	236	—	2,028	(16)	—	3,060
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	1,065	—	236	—	2,028	(16)	1	3,314
INCOME TAX ON CONTINUING OPERATIONS	569	—	63	—	(24)	—	1	609
NET EARNINGS FROM CONTINUING OPERATIONS	496	—	173	—	2,052	(16)	—	2,705
NET EARNINGS FROM DISCONTINUED OPERATIONS	42	(42)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	17	—	—	—	—	—	—	17
NET EARNINGS ATTRIBUTABLE TO P&G	521	(42)	173	—	2,052	(16)	—	2,688
GROSS MARGIN	46.6%	—%	1.2%	—%	—%	—%	—%	47.8%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.5%	—%	(0.2)%	—%	—%	0.1%	(0.1)%	29.3%
OPERATING PROFIT MARGIN	4.9%	—%	1.4%	—%	12.3%	(0.1)%	—%	18.5%
EFFECTIVE TAX RATE	53.4%	—%	0.6%	—%	(35.8)%	0.1%	0.1%	18.4%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.17	—	0.06	—	0.71	(0.01)	—	0.93
					LESS: CURRENCY IMPACT TO EARNINGS			0.13
					CURRENCY-NEUTRAL CORE EPS			1.06

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	130	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	40	BPS
CORE OPERATING PROFIT MARGIN	80	BPS
CORE EFFECTIVE TAX RATE	(10)	BPS
CORE EPS	4%
CURRENCY-NEUTRAL CORE EPS	19%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Three Months Ended June 30, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,115	—	—	—	—	—	—	18,115
COST OF PRODUCTS SOLD	9,785	—	(100)	—	—	—	—	9,685
GROSS PROFIT	8,330	—	100	—	—	—	—	8,430
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,310	—	(27)	—		(55)	—	5,228
VENEZUELA DECONSOLIDATION CHARGE	—	—	—	—	—	—	—	—
OPERATING INCOME	3,020	—	127	—	—	55	—	3,202
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,009	—	127	—	—	55	—	3,191
INCOME TAX ON CONTINUING OPERATIONS	559	—	30	—	—	—	—	589
NET EARNINGS FROM CONTINUING OPERATIONS	2,450	—	97	—	—	55	—	2,602
NET EARNINGS FROM DISCONTINUED OPERATIONS	170	(170)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	41	—	—	—	—	—	—	41
NET EARNINGS ATTRIBUTABLE TO P&G	2,579	(170)	97	—	—	55	—	2,561
GROSS MARGIN	46.0%	—%	0.6%	—%	—%	—%	(0.1)%	46.5%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.3%	—%	(0.1)%	—%	—%	(0.3)%	—%	28.9%
OPERATING PROFIT MARGIN	16.7%	—%	0.7%	—%	—%	0.3%	—%	17.7%
EFFECTIVE TAX RATE	18.6%	—%	0.2%	—%	—%	(0.3)%	—%	18.5%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.83	—	0.03	—	—	0.02	0.01	0.89

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Three Months Ended March 31, 2015
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	16,930	—	—	—	—	—	—	16,930
COST OF PRODUCTS SOLD	8,927	—	(156)	—	—	—	—	8,771
GROSS PROFIT	8,003	—	156	—	—	—	—	8,159
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,978	—	(73)	—	—	(5)	—	4,900
OPERATING INCOME	3,025	—	229	—	—	5	—	3,259
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	2,968	—	229	—	—	5	—	3,202
INCOME TAX ON CONTINUING OPERATIONS	567	—	49	—	—	—	(1)	615
NET EARNINGS FROM CONTINUING OPERATIONS	2,401	—	180	—	—	5	1	2,587
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(213)	213	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	35	—	—	—	—	—	—	35
NET EARNINGS ATTRIBUTABLE TO P&G	2,153	213	180	—	—	5	1	2,552
GROSS MARGIN	47.3%	—%	0.9%	—%	—%	—%	—%	48.2%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.4%	—%	(0.4)%	—%	—%	—%	(0.1)%	28.9%
OPERATING PROFIT MARGIN	17.9%	—%	1.4%	—%	—%	—%	(0.1)%	19.2%
EFFECTIVE TAX RATE	19.1%	—%	0.2%	—%	—%	—%	(0.1)%	19.2%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.82	—	0.06	—	—	—	0.01	0.89
					LESS: CURRENCY IMPACT TO EARNINGS			0.18
					CURRENCY-NEUTRAL CORE EPS			1.07

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	30	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	70	BPS
CORE OPERATING PROFIT MARGIN	(50)	BPS
CORE EFFECTIVE TAX RATE	20	BPS
CORE EPS	(7)%
CURRENCY-NEUTRAL CORE EPS	11%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Three Months Ended March 31, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,231	—	—	—	—	—	—	18,231
COST OF PRODUCTS SOLD	9,584	—	(87)	—	—	—	(1)	9,496
GROSS PROFIT	8,647	—	87	—	—	—	1	8,735
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,475	—	(39)	(298)	—	—	1	5,139
OPERATING INCOME	3,172	—	126	298	—	—	—	3,596
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,042	—	126	298	—	—	(1)	3,465
INCOME TAX ON CONTINUING OPERATIONS	613	—	23	23	—	—	(1)	658
NET EARNINGS FROM CONTINUING OPERATIONS	2,429	—	103	275	—	—	—	2,807
NET EARNINGS FROM DISCONTINUED OPERATIONS	207	(207)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	27	—	—	—	—	—	—	27
NET EARNINGS ATTRIBUTABLE TO P&G	2,609	(207)	103	275	—	—	—	2,780
GROSS MARGIN	47.4%	—%	0.5%	—%	—%	—%	—%	47.9%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	30.0%	—%	(0.2)%	(1.6)%	—%	—%	—%	28.2%
OPERATING PROFIT MARGIN	17.4%	—%	0.7%	1.6%	—%	—%	—%	19.7%
EFFECTIVE TAX RATE	20.2%	—%	—%	(1.1)%	—%	—%	(0.1)%	19%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.83	—	0.04	0.1	—	—	(0.01)	0.96

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Three Months Ended December 31, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,495	—	—	—	—	—	—	18,495
COST OF PRODUCTS SOLD	9,558	—	(72)	—	—	—	(1)	9,485
GROSS PROFIT	8,937	—	72	—	—	—	1	9,010
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,358	—	(2)	—	—	(39)	—	5,317
OPERATING INCOME	3,579	—	74	—	—	39	1	3,693
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,472	—	74	—	—	39	(1)	3,584
INCOME TAX ON CONTINUING OPERATIONS	798	—	18	—	—	—	(1)	815
NET EARNINGS FROM CONTINUING OPERATIONS	2,674	—	56	—	—	39	—	2,769
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(276)	276	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	26	—	—	—	—	—	—	26
NET EARNINGS ATTRIBUTABLE TO P&G	2,372	276	56	—	—	39	—	2,743
GROSS MARGIN	48.3%	—%	0.4%	—%	—%	—%	—%	48.7%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.0%	—%	—%	—%	—%	(0.2)%	(0.1)%	28.7%
OPERATING PROFIT MARGIN	19.4%	—%	0.4%	—%	—%	0.2%	—%	20%
EFFECTIVE TAX RATE	23.0%	—%	—%	—%	—%	(0.3)%	—%	22.7%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.92	—	0.02	—	—	0.01	—	0.95
					LESS: CURRENCY IMPACT TO EARNINGS			0.15
					CURRENCY-NEUTRAL CORE EPS			1.10

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	(10)	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	50	BPS
CORE OPERATING PROFIT MARGIN	(60)	BPS
CORE EFFECTIVE TAX RATE	130	BPS
CORE EPS	(8)%
CURRENCY-NEUTRAL CORE EPS	7%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Three Months Ended December 31, 2013
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	19,299	—	—	—	—	—	—	19,299
COST OF PRODUCTS SOLD	9,924	—	(51)	—	—	—	—	9,873
GROSS PROFIT	9,375	—	51	—	—	—	—	9,426
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,483	—	(23)	—	—	(8)	(1)	5,451
OPERATING INCOME	3,892	—	74	—	—	8	1	3,975
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,770	—	74	—	—	8	1	3,853
INCOME TAX ON CONTINUING OPERATIONS	815	—	10	—	—	—	—	825
NET EARNINGS FROM CONTINUING OPERATIONS	2,955	—	64	—	—	8	1	3,028
NET EARNINGS FROM DISCONTINUED OPERATIONS	517	(517)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	44	—	—	—	—	—	—	44
NET EARNINGS ATTRIBUTABLE TO P&G	3,428	(517)	64	—	—	8	1	2,984
GROSS MARGIN	48.6%	—%	0.3%	—%	—%	—%	(0.1)%	48.8%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.4%	—%	(0.1)%	—%	—%	—%	(0.1)%	28.2%
OPERATING PROFIT MARGIN	20.2%	—%	0.4%	—%	—%	—%	—%	20.6%
EFFECTIVE TAX RATE	21.6%	—%	(0.2)%	—%	—%	—%	—%	21.4%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	1.00	—	0.02	—	—	—	0.01	1.03

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Three Months Ended September 30, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,771	—	—	—	—	—	—	18,771
COST OF PRODUCTS SOLD	9,734	—	(91)	—	—	—	—	9,643
GROSS PROFIT	9,037	—	91	—	—	—	—	9,128
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,404	—	9	(138)	—	—	1	5,276
OPERATING INCOME	3,633	—	82	138	—	—	(1)	3,852
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,507	—	82	138	—	—	—	3,727
INCOME TAX ON CONTINUING OPERATIONS	791	—	15	34	—	—	—	840
NET EARNINGS FROM CONTINUING OPERATIONS	2,716	—	67	104	—	—	—	2,887
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(696)	696	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	30	—	—	—	—	—	—	30
NET EARNINGS ATTRIBUTABLE TO P&G	1,990	696	67	104	—	—	—	2,857
GROSS MARGIN	48.1%	—%	0.5%	—%	—%	—%	—%	48.6%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.8%	—%	—%	(0.7)%	—%	—%	—%	28.1%
OPERATING PROFIT MARGIN	19.4%	—%	0.4%	0.7%	—%	—%	—%	20.5%
EFFECTIVE TAX RATE	22.6%	—%	(0.1)%	0.1%	—%	—%	(0.1)%	22.5%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.93	—	0.02	0.04	—	—	—	0.99
					LESS: CURRENCY IMPACT TO EARNINGS			0.07
					CURRENCY-NEUTRAL CORE EPS			1.06

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	20	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	40	BPS
CORE OPERATING PROFIT MARGIN	(20)	BPS
CORE EFFECTIVE TAX RATE	(90)	BPS
CORE EPS	2%
CURRENCY-NEUTRAL CORE EPS	9%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations
Three Months Ended September 30, 2013
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,756	—	—	—	—	—	—	18,756
COST OF PRODUCTS SOLD	9,737	—	(62)	—	—	—	—	9,675
GROSS PROFIT	9,019	—	62	—	—	—	—	9,081
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,193	—	1	—	—	—	—	5,194
OPERATING INCOME	3,826	—	61	—	—	—	—	3,887
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,688	—	61	—	—	—	—	3,749
INCOME TAX ON CONTINUING OPERATIONS	864	—	13	—	—	—	—	877
NET EARNINGS FROM CONTINUING OPERATIONS	2,824	—	48	—	—	—	—	2,872
NET EARNINGS FROM DISCONTINUED OPERATIONS	233	(233)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	30	—	—	—	—	—	—	30
NET EARNINGS ATTRIBUTABLE TO P&G	3,027	(233)	48	—	—	—	—	2,842
GROSS MARGIN	48.1%	—%	0.3%	—%	—%	—%	—%	48.4%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	27.7%	—%	—%	—%	—%	—%	—%	27.7%
OPERATING PROFIT MARGIN	20.4%	—%	0.3%	—%	—%	—%	—%	20.7%
EFFECTIVE TAX RATE	23.4%	—%	—%	—%	—%	—%	—%	23.4%
								Core EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.96	—	0.02	—	—	—	(0.01)	0.97

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
BY:	/s/ Susan S. Whaley
Susan S. Whaley, Assistant Secretary
September 8, 2015